SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: April 13, 2011

ENSURGE, INC.
(Exact name of registrant as specified in charter)

NEVADA	33- 03275	87-0431533
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

2825 E. Cottonwood Parkway, Suite 500
               Salt Lake City, Utah 84121
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 990-3457

 NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 17, 2011, the board of directors of Ensurge, Inc., a Nevada corporation (the “Company”) determined that its previously issued financial statements for the quarter ended September 30, 2010, were inaccurate as they relate to the disclosure of warrants sold to an investor.  At the time of filing the September 30, 2010, 10-Q, the financial statement disclosure was believed accurate.  It was not until work related to the December 31, 2010, annual report on form 10-K was being performed that it was determined the financial disclosure was inaccurate and warrants should be classified different. The warrants were booked as an equity item and upon work being completed for the December 31, 2010, audit, our outside auditors along with our CFO determined on March 17, 2011, the warrants should have been booked as a derivative.  This decision regarding the warrants and to revise the financial statements was referred to the board of directors which agreed with the decision and directed management to commence with the amendment of the September 30, 2010 10Q and related financial statements.  As part of this decision with the auditors, the auditors and our CFO, with approval of our board of directors determined the previously issued financial statements for the quarter ended September 30, 2010 should not be relied upon.  At such time, this 8-K was order to be filed to reflect the non-reliance and we commenced working on a restatement of the financial statements.  As such our September 30, 2010, balance sheet would be misstated as to how the warrants were booked.  As a result of the error, our liabilities were understated by the amount of the exercise price of the warrants or $435,760 and our equity section was overstated by such corresponding amount.  The Statement of Operations was understated by $80,659.  We have subsequently filed an amended 10Q for September 30, 2010, reflecting the warrants being listed as a derivative.  Our independent auditor has reviewed the above disclosure and is in agreement with such disclosure.  A copy of our auditors letter addressing this issue is attached to this 8-K.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1           Independent Auditors’ Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSURGE, INC.

Date: April 13, 2011	By /s/ Jeff A. Hanks
Jeff A. Hanks
Chief Financial Officer